Disposal of the Discontinued Operations of the NFID Business (Details) - Schedule of Operating Result of Discontinued Operations of the NFID Business - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of Operating Result of Discontinued Operations of the NFID Business [Abstract]
Product sales, net
Cost of sales		1,079
Gross loss		(1,079)
Total operating and other non-operating expenses	(69,600)	(84)
Loss from discontinued operations	$ (69,600)	$ (1,163)